UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2023

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-00789	27-0344947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

500 Boylston St., Suite 1200

Boston, MA 02116

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (800) 450-4424

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FCRD	NASDAQ Global Select Market
5.00% Senior Notes due 2026	FCRX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Filed herewith as Exhibit 99.1 of this Current Report on Form 8-K, and incorporated in this Item 2.02 by reference, are First Eagle Alternative Capital BDC, Inc.’s (the “Registrant”) audited financial statements for the fiscal year ended December 31, 2022 and First Eagle Logan JV LLC’s audited financial statements for the fiscal year ended December 31, 2022.

The information disclosed under this Item 2.02, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On March 2, 2023, the Board of Directors (the “Board”) of the Registrant approved a dividend in order to distribute the Registrant’s “investment company taxable income” (as defined by the Internal Revenue Code of 1986, as amended (the “Code”)) necessary for the Registrant to maintain its qualification as a “regulated investment company” (“RIC”) under Subchapter M of the Code (the “Tax Dividend”). The Tax Dividend will equal $0.07 per share payable on March 31, 2023 to stockholders of record at the close of business on March 8, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Audited Financial Statements of the Registrant as of December 31, 2022

99.2	Audited Financial Statements of First Eagle Logan JV LLC as of December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2023

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC.

By:	/s/ Sabrina Rusnak-Carlson
Name:	Sabrina Rusnak-Carlson
Title:	General Counsel and Secretary